Acquisition (Tables)	12 Months Ended
Dec. 31, 2025
Acquisition [Abstract]
Schedule of Acquisition Date Fair Values of the Assets and Liabilities Acquired

The following table summarizes the acquisition date fair values of the assets and liabilities acquired as of November 5, 2025 (in thousands). The purchase price allocation is summarized as follows:

Amount
US$
Intangible asset – Insurance brokerage license*	236
Total asset acquired	236

Total cash consideration	236

*	The identifiable net assets acquired were nominal in nature, given that the Jiangxi Jiayi did not have substantive operations, employees, or material assets and liabilities at the acquisition date. As a result, no goodwill was recognized in connection with the acquisition, and substantially all of the purchase consideration was allocated to the insurance brokerage license.